Dreyfus Premier

GNMA Fund

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier GNMA Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 2001, the fund's Class A shares achieved a total return of 3.70%, Class B shares achieved a total return of 3.45% and Class C shares achieved a total return of 3.32%. The fund also produced aggregate income dividends of $0.3724, $0.3351 and $0.3163 for its Class A, B and C shares, respectively.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 4.02% for the same period.(2)

We attribute the fund's performance primarily to a slowing U.S. economy and falling interest rates. Both the fund and the market also benefited from a "flight to quality" among investors escaping a declining stock market for the relative safe haven of U.S. Government securities.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. Government, such as U.S. Treasury securities. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns of mortgage-related securities.

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze
30-year, 15-year, adjustable-rate and project loan securities for inclusion in the fund.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was primarily influenced by the effects of a slowing economy and lower interest rates during the reporting period. As the economy slowed, the Federal Reserve Board (the "Fed") reduced short-term interest rates by 2.75 percentage points in six separate moves during the first half of 2001. The fund and the GNMA market were also positively affected by technical factors, including greater demand caused by investors' use of GNMA securities as substitutes for relatively scarce U.S. Treasury securities, as well as the recent announcements by the Fed to potentially start using GNMA securities in its open market activities.

In a slowing environment, we expected housing activity to decline and mortgage loan refinancing activity to increase. While these factors usually hurt the performance of most GNMA securities, we managed those risks actively. We did so by investing more heavily in GNMA discount securities, which generally have lower coupon rates than currently available mortgage rates. This positioning protected the fund from the brunt of the risks presented by the easing prepayment of underlying mortgages. Simply put, homeowners with lower mortgage rates are less likely to refinance when interest rates decline.

We also reduced the fund' s holdings of U.S. Treasury securities, including inflation-indexed Treasuries, in favor of GNMA securities. This move was a response to the recent strong performance of these inflation-indexed Treasuries. On the other hand, we increased the fund's holdings of GNMA multifamily project loans, which provided attractive yields and offered protection from the refinancing risk associated with residential mortgage loans.

What is the fund's current strategy?

The Fed' s most recent interest rate cut of 0.25 percentage points in June may have signaled that the current easing cycle is near an end. Modestly higher long-term rates appear to reflect investors' beliefs that an economic recovery may not be far off.

As  a  result,  the  fund  remains  focused  on discount GNMA securities that we believe are relatively invulnerable to the eroding effects of mortgage prepayments in a low interest-rate environment. We have also continued to avoid U.S. Treasury securities in favor of higher yielding alternatives. While the fund' s current positioning is designed to mitigate potential risks in the prevailing economic and market environments, we remain ready to change our strategy quickly as market conditions evolve.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                            Principal
BONDS AND NOTES--109.5%                                                                    Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED:

Government National Mortgage Association I:

   6.5%, 11/15/2007- 5/15/2028                                                               10,121,449               10,325,953

   7.5%, 3/15/2002-12/15/2023                                                                 5,989,983                6,191,726

   8%, 4/15/2008-12/15/2022                                                                   6,104,788                6,408,478

   8.5%, 10/15/2016-12/15/2022                                                                2,656,958                2,835,960

   9%, 10/15/2016-12/15/2022                                                                  1,987,002                2,151,975

   9.5%, 5/15/2018-1/15/2025                                                                  1,496,566                1,648,240

   11.5%, 1/15/2013                                                                              33,246                   37,152

   Project Loans:

      6.25%, 11/15/2018                                                                       1,397,060                1,369,188

      6.32%, 10/15/2033                                                                       1,498,104                1,472,374

      6.35%, 6/15/2030-2/15/2034                                                              4,103,381                4,007,211

      6.375%, 2/15/2028                                                                       1,443,830                1,403,899

      6.45%, 8/15/2033                                                                        1,164,936                1,136,358

      6.50%, 7/15/2033                                                                          914,988                  909,719

      6.625%, 11/15/2033                                                                      1,695,556                1,692,583

      6.70%, 2/15/2033                                                                        3,677,065                3,634,549

      6.875%, 5/15/2040                                                                         225,884                  225,531

Government National Mortgage Association II:

   5.5%, 4/20/2030                                                                            2,577,597  (a)           2,611,428

   6%, 4/20/2030- 8/20/2030                                                                   6,646,322  (a)           6,738,133

   6.5%                                                                                      19,352,000  (b)          19,098,005

   7%                                                                                        26,535,000  (b)          26,684,976

   7.5%                                                                                      19,143,000  (b)          19,579,690

   7.5%, 9/20/2030                                                                           10,215,751               10,448,772

   8%, 10/20/2026                                                                             4,806,236                4,987,960

   9%, 7/20/2025                                                                              1,220,363                1,303,495

   11%, 12/20/2013-10/20/2015                                                                   394,078                  441,061

TOTAL BONDS AND NOTES

   (cost $135,715,528)                                                                                               137,344,416


                                                                                            Principal
SHORT-TERM INVESTMENTS--43.4%                                                              Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENTS;

U. S. Treasury Bills:

   5.37%, 7/5/2001                                                                           24,550,000               24,550,000

   4.825%, 7/12/2001                                                                         17,500,000               17,484,075

   4.05%, 7/19/2001                                                                           1,360,000                1,357,878

   4.92%, 7/26/2001                                                                           1,795,000                1,791,051

   4.755%, 8/9/2001                                                                           9,360,000                9,326,585

TOTAL SHORT-TERM INVESTMENTS

   (cost $54,499,149)                                                                                                 54,509,589
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $190,214,677)                                                                           152.9%              191,854,005

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (52.9%)             (66,341,528)

NET ASSETS                                                                                       100.0%              125,512,477

(A) ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(B) PURCHASED ON A FORWARD COMMITMENT BASIS.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           190,214,677   191,854,005

Receivable for investment securities sold                            30,133,618

Interest receivable                                                     673,076

Receivable for shares of Beneficial Interest subscribed                 354,840

Prepaid expenses                                                         20,689

                                                                    223,036,228
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           119,507

Cash overdraft due to Custodian                                       1,369,138

Payable for investment securities purchased                          95,799,259

Payable for shares of Beneficial Interest redeemed                      139,554

Accrued expenses                                                         96,293

                                                                     97,523,751
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,512,477
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     127,622,067

Accumulated distributions in excess of investment income--net          (46,190)

Accumulated net realized gain (loss) on investments                 (3,702,728)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               1,639,328
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,512,477

NET ASSET VALUE PER SHARE



                                                                              Class A               Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             85,135,930            33,070,662          7,305,885

Shares Outstanding                                                          5,704,077             2,214,181            489,458
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.93                14.94               14.93


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,626,900

EXPENSES:

Management fee--Note 3(a)                                              334,120

Shareholder servicing costs--Note 3(c)                                 216,850

Distribution fees--Note 3(b)                                            97,065

Professional fees                                                       22,584

Registration fees                                                       19,266

Trustees' fees and expenses--Note 3(d)                                  15,005

Custodian fees--Note 3(c)                                               14,005

Prospectus and shareholders' reports                                     8,857

Loan commitment fees--Note 2                                               567

TOTAL EXPENSES                                                         728,319

INVESTMENT INCOME--NET                                               2,898,581
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                889,834

Net unrealized appreciation (depreciation) on investments              469,648

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,359,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,258,063

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,898,581            6,185,993

Net realized gain (loss) on investments           889,834              582,674

Net unrealized appreciation (depreciation)
   on investments                                 469,648            3,531,341

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,258,063           10,300,008
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,154,279)          (4,724,077)

Class B shares                                  (668,550)          (1,393,489)

Class C shares                                  (126,800)            (129,287)

TOTAL DIVIDENDS                               (2,949,629)          (6,246,853)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 24,517,037          46,529,347

Class B shares                                 10,415,963           8,371,732

Class C shares                                  3,985,896           3,024,047

Dividends reinvested:

Class A shares                                  1,438,832           3,129,932

Class B shares                                    426,829             821,367

Class C shares                                     80,492              72,799

Cost of shares redeemed:

Class A shares                               (29,271,989)         (50,334,156)

Class B shares                                (5,153,481)         (13,875,698)

Class C shares                                (1,453,026)            (812,989)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            4,986,553           (3,073,619)

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,294,987              979,536
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           119,217,490          118,237,954

END OF PERIOD                                 125,512,477          119,217,490

Undistributed (Distributions in
   excess of) investment income--net             (46,190)               7,646



                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                     1,644,362           3,247,253

Shares issued for dividends reinvested             96,548             218,488

Shares redeemed                               (1,964,122)          (3,522,544)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (223,212)             (56,803)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       697,837             581,052

Shares issued for dividends reinvested             28,612              57,309

Shares redeemed                                 (345,514)            (969,886)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     380,935            (331,525)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       266,988             208,662

Shares issued for dividends reinvested              5,400               5,064

Shares redeemed                                  (97,526)             (56,964)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     174,862              156,762

(A) DURING THE PERIOD ENDED JUNE 30, 2001, 81,067 CLASS B SHARES REPRESENTING $1,210,704 WERE AUTOMATICALLY CONVERTED TO 80,117 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2000, 322,083 CLASS B SHARES REPRESENTING $4,621,648 WERE AUTOMATICALLY CONVERTED TO 322,389 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                           June 30, 2001(d)                              Year Ended December 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
 beginning of period                                  14.76         14.23         14.89         14.76          14.37         14.66

Investment Operations:

Investment income--net                                 .37           .81           .78           .81            .85           .88

Net realized and unrealized
   gain (loss) on investments                          .17           .54          (.67)          .13            .39          (.29)

Total from
   Investment Operations                               .54          1.35           .11           .94           1.24           .59

Distributions:

Dividends from investment
   income--net                                       (.37)         (.82)         (.77)          (.81)         (.85)         (.88)

Net asset value, end of period                       14.93        14.76         14.23          14.89          14.76         14.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               7.46(b)         9.82           .75           6.51           8.91          4.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.04(b)          1.08         1.06           1.05           1.05          1.04

Ratio of net investment income

   to average net assets                           4.94(b)          5.67         5.31           5.44           5.87          6.17

Portfolio Turnover Rate                          325.59(c)        693.19       425.33         283.20         518.62        267.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      85,136        87,494       85,157         94,369         95,071       111,267

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

(D)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED JUNE 30, 2001 WAS TO DECREASE NET  INVESTMENT  INCOME
     PER SHARE BY $.00,  INCREASE  NET REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00,  AND DECREASE  THE RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  5.00% TO 4.94%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.




                                          Six Months Ended
                                           June 30, 2001(d)                                Year Ended December 31,
                                                                   -----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.77         14.24          14.90         14.78          14.38         14.67

Investment Operations:

Investment income--net                                 .33            .74           .70           .73            .78           .81

Net realized and unrealized
   gain (loss) on investments                          .18            .54          (.67)          .12            .40          (.29)

Total from
   Investment Operations                               .51            1.28          .03           .85           1.18           .52

Distributions:

Dividends from investment
   income--net                                       (.34)         (.75)         (.69)          (.73)         (.78)         (.81)

Net asset value, end of period                       14.94         14.77         14.24         14.90          14.78         14.38
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               6.96(b)          9.27           .23          5.90           8.43          3.71
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.54(b)          1.59          1.57          1.56           1.55          1.55

Ratio of net investment income

   to average net assets                           4.40(b)          5.17          4.76          4.93           5.36          5.65

Portfolio Turnover Rate                          325.59(c)        693.19        425.33        283.20         518.62        267.22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      33,071        27,080        30,833        41,775         38,775        39,833

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

(D)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED JUNE 30, 2001 WAS TO DECREASE NET  INVESTMENT  INCOME
     PER SHARE BY $.00,  INCREASE  NET REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00,  AND DECREASE  THE RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.46% TO 4.40%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (continued)

                                           Six Months Ended
                                           June 30, 2001(d)                                Year Ended December 31,
                                                                   ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.76          14.24        14.90         14.77          14.38         14.67

Investment Operations:

Investment income--net                                 .31            .70          .66           .68            .75           .77

Net realized and unrealized
   gain (loss) on investments                          .18            .53         (.66)          .13            .39          (.29)

Total from
   Investment Operations                               .49           1.23          --            .81           1.14           .48

Distributions:

Dividends from investment
   income--net                                       (.32)         (.71)         (.66)          (.68)         (.75)         (.77)

Net asset value, end of period                       14.93        14.76         14.24          14.90          14.77         14.38
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                               6.70(b)          8.90         (.03)          5.62           8.13          3.44
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.79(b)          1.85          1.85          1.80           1.80          1.79

Ratio of net investment income

   to average net assets                           4.13(b)          4.90          4.52          4.40           5.11          5.42

Portfolio Turnover Rate                          325.59(c)        693.19        425.33        283.20         518.62        267.22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       7,306         4,644         2,247         2,561            110            17

(A)  EXCLUSIVE OF SALES CHARGE.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

(D)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED JUNE 30, 2001 WAS TO DECREASE NET  INVESTMENT  INCOME
     PER SHARE BY $.00,  INCREASE  NET REALIZED  AND  UNREALIZED  GAIN (LOSS) ON
     INVESTMENTS  PER SHARE BY $.00,  AND DECREASE  THE RATIO OF NET  INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  4.18% TO 4.13%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the  "fund" ) is  registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits of $2,108 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $4,586,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $3,426,000 of the carryover expires in fiscal 2002 and $1,160,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $206 during the period ended June 30, 2001 from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2001, Class B and Class C shares were charged $74,463 and $22,602, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2001, Class A, Class B and Class C shares were charged $107,107, $37,231 and $7,534, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $51,953 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2001, the fund was charged $14,005 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $426,984,180 and $416,594,993, respectively.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At June 30, 2001, accumulated net unrealized appreciation on investments was $1,639,328, consisting of $2,045,478 gross unrealized appreciation and $406,150 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Change in Accounting Principle

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $2,788 reduction in accumulated undistributed investment income-net and a corresponding $2,788 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $36,039, decrease net unrealized appreciation (depreciation) by $2,788 and increase net realized gains (losses) by $38,827.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                                                           For More Information

                        Dreyfus Premier GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9263

                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  027SA0601